                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                                CV THERAPEUTICS,
      INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           1.   Title of each class of securities to which transaction
                applies:
                ------------------------------------------------------------
           2.   Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           3.   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           4.   Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           5.   Total fee paid:
                ------------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
           Check box if any part of the fee is offset as provided by
/ /        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           6.   Amount Previously Paid:
                ------------------------------------------------------------
           7.   Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           8.   Filing Party:
                ------------------------------------------------------------
           9.   Date Filed:
                ------------------------------------------------------------

                             CV THERAPEUTICS, INC.
                               3172 PORTER DRIVE
                              PALO ALTO, CA 94304

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 12, 2000

                            ------------------------

TO THE STOCKHOLDERS OF CV THERAPEUTICS, INC.:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of CV Therapeutics, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, December 12, 2000 at 9:00 a.m. local time at 3172 Porter Drive, Palo Alto, California for the following purposes:

    1. To approve and adopt an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of the Company's common stock, par value $0.001 per share ("Common Stock"), from Thirty Million (30,000,000) to Eighty Five Million (85,000,000); and

    2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on November 10, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ Alan C. Mendelson

                                          Alan C. Mendelson
                                          SECRETARY

Palo Alto, California
November 17, 2000

    ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                             CV THERAPEUTICS, INC.
                               3172 PORTER DRIVE
                              PALO ALTO, CA 94304

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF STOCKHOLDERS

                               DECEMBER 12, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of CV Therapeutics, Inc., a Delaware corporation ("CV Therapeutics" or the "Company"), for use at the Special Meeting of Stockholders to be held on December 12, 2000 at 9:00 a.m. local time (the "Special Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at 3172 Porter Drive, Palo Alto, California. CV Therapeutics intends to mail this proxy statement and accompanying proxy card on or about November 17, 2000 to all stockholders entitled to vote at the Special Meeting.

SOLICITATION

    CV Therapeutics will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of CV Therapeutics or, at the Company's request, MacKenzie Partners, Inc. No additional compensation will be paid to directors, officers or other regular employees for such services, but MacKenzie Partners, Inc. will be paid its customary fee, estimated to be $6,000, if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only holders of record of common stock at the close of business on November 10, 2000 will be entitled to notice of and to vote at the Special Meeting. At the close of business on November 10, 2000 the Company had outstanding and entitled to vote 19,437,644 shares of common stock. Each holder of record of common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.

    All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

VOTING VIA THE INTERNET OR BY TELEPHONE

    Stockholders may vote their shares by telephone or on the Internet. The law of Delaware, under which CV Therapeutics is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of election can determine that such proxy was authorized by the stockholder.

    Submitting a proxy via the Internet or by telephone will not affect a stockholder's right to vote in person should he or she decide to attend the Special Meeting.

    THE TELEPHONE AND INTERNET VOTING PROCEDURES BELOW ARE DESIGNED TO AUTHENTICATE STOCKHOLDERS' IDENTITIES, TO ALLOW STOCKHOLDERS TO GIVE THEIR VOTING INSTRUCTIONS AND TO CONFIRM THAT STOCKHOLDERS' INSTRUCTIONS HAVE BEEN RECORDED PROPERLY. STOCKHOLDERS VOTING VIA THE INTERNET SHOULD UNDERSTAND THAT THERE MAY BE COSTS ASSOCIATED WITH ELECTRONIC ACCESS, SUCH AS USAGE CHARGES FROM INTERNET ACCESS PROVIDERS AND TELEPHONE COMPANIES, THAT MUST BE BORNE BY THE STOCKHOLDER.

    FOR SHARES REGISTERED IN YOUR NAME

    Stockholders of record may go to http://www.eproxy.com/CVTX/ to vote on the Internet. They will be required to provide the company number and control number contained on their proxy cards. The voter will then be asked to complete an electronic proxy card. The votes will be generated on the computer screen and the voter will be prompted to submit or revise them as desired. Any stockholder using a touch-tone telephone may also vote by calling 1-800-240-6326 (toll-free) and following the recorded instructions.

    FOR SHARES REGISTERED IN THE NAME OF A BROKER OR BANK

    Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company's proxy card.

    A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may vote those shares telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at ADP Investor Communication Services' voting web site at http://www.proxyvote.com.

REVOCABILITY OF PROXIES

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by (i) filing with the Secretary of the Company at the Company's principal executive office, 3172 Porter Drive, Palo Alto, California 94304, a written notice of revocation or a duly executed proxy bearing a later date, (ii) casting a later vote via the Internet or by telephone or (iii) attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                                   PROPOSAL 1

      APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

    The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the Company's authorized number of shares of Common Stock from thirty million (30,000,000) shares to eighty five million (85,000,000) shares.

    The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

    In addition to the 19,437,644 shares of Common Stock outstanding on November 10, 2000, the Board of Directors has reserved (i) 2,569,421 shares for issuance upon exercise of options and similar rights, and (ii) 5,671,619 shares for other matters including warrants, convertible securities and financings.

    The Board of Directors has evaluated the Company's financial needs and has determined that to have the flexibility necessary to use the Company's capital stock for future attractive business and financial purposes, the number of authorized shares of Common Stock should be increased to 85,000,000 shares. Upon stockholder approval of this proposed amendment, the additional shares might be used, without any further stockholder approval, for various purposes including, without limitation, stock dividends, stock splits, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other businesses or products. To this end, the Company periodically enters into negotiations regarding potential strategic relationships and/or acquisitions of businesses or products.

    The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this Proposal 1 could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

    The affirmative vote of the holders of a majority of the shares of the Common Stock will be required to approve this amendment to the Company's Amended and Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1.

                         TRANSACTION OF OTHER BUSINESS

    The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of November 1, 2000 by: (i) each stockholder who is known by the Company based on publicly available records to own beneficially more than 5% of the Common Stock; (ii) the Company's Chief Executive Officer and its four other most highly compensated executive officers at December 31, 1999 (the "Named Executive Officers"); (iii) each director; and (iv) all directors and executive officers of the Company as a group.

                                                               SHARES BENEFICIALLY OWNED (1)
                                                              -------------------------------
BENEFICIAL OWNER                                                 NUMBER      PERCENT OF TOTAL
----------------                                              ------------   ----------------
Biotech Target S.A..........................................   2,139,647         11.1%
  Swiss Bank tower
  Panama 1
  Republic of Panama
FMR Corp....................................................   1,778,380          9.2%
  82 Devonshire Street
  Boston, MA 02109
Pequot Capital Management, Inc..............................   1,448,030          7.5%
  500 Nyala Farm Road
  Westport, CT 06880
Wellington Management Company, LLP..........................   1,303,000          6.8%
  75 State Street
  Boston, MA 02109
Quintiles Transnational Corp................................   1,043,705          5.4%
  4709 Creekstone Drive
  Riverbirch Bldg., Suite 200
  Durham, NC 27703
Stuart T. Weisbrod..........................................   1,027,300          5.3%
Louis G. Lange, M.D., Ph.D. (2).............................     242,338          1.3%
Peter Barton Hutt (3).......................................       5,777           *
R. Scott Greer (4)..........................................       2,083           *
Andrew W. Wolff, M.D. (5)...................................      80,541           *
Thomas L. Gutshall (6)......................................      69,211           *
Costa G. Sevastopoulos, Ph.D. (7)...........................      41,143           *
J. Leighton Read, M.D. (8)..................................      33,721           *
Barbara J. McNeil, M.D., Ph.D. (9)..........................      29,799           *
Richard M. Lawn, Ph.D. (10).................................     126,323           *
Daniel K. Spiegelman (11)...................................      34,116           *
David C. McCaleb (12).......................................      59,200           *
All directors and executive officers as a group (13 persons)
  (13)......................................................     776,035          4.0%

------------------------

*   Represents beneficial ownership of less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of the date of this table. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, all persons named in the table above have sole voting and investment power with respect to all shares of Common Stock, shown as beneficially owned by them. Percentage of beneficial ownership is based on 19,286,465 shares of Common Stock outstanding as of November 1, 2000, adjusted as required by rules promulgated by the SEC.

(2) Includes 180,649 shares issuable upon the exercise of options as of December 31, 2000. Also, includes 7,500 shares held in the Louis Lange Family Trust. Dr. Lange disclaims beneficial ownership of the shares held in the Louis Lange Family Trust, except to the extent of his pecuniary interests therein.

(3) Includes 2,777 shares issuable upon the exercise of options as of December 31, 2000.

(4) Represents 2,083 shares issuable upon the exercise of options as of December 31, 2000.

(5) Includes 76,832 shares issuable upon the exercise of options as of December 31, 2000.

(6) Includes 44,714 shares issuable upon the exercise of options as of December 31, 2000. Also includes 24,497 shares held in the Gutshall Family Trust.

(7) Includes 40,500 shares issuable upon the exercise of options as of December 31, 2000.

(8) Includes 33,000 shares issuable upon the exercise of options as of December 31, 2000.

(9) Includes 27,300 shares issuable upon the exercise of options as of December 31, 2000.

(10) Includes 54,566 shares issuable upon the exercise of options as of December 31, 2000.

(11) Includes 31,166 shares issuable upon the exercise of options as of December 31, 2000.

(12) Represents 59,200 shares issuable upon the exercise of options as of December 31, 2000.

(13) Includes 593,686 shares issuable upon the exercise of options held by all directors and executive officers that are exercisable within 60 days of November 1, 2000. See footnotes (2)-(12).

                                 OTHER MATTERS

    The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ Alan C. Mendelson

                                          Alan C. Mendelson
                                          SECRETARY

November 17, 2000

    A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: DANIEL K. SPIEGELMAN, CV
THERAPEUTICS, INC., 3172 PORTER DRIVE, PALO ALTO, CA 94304.

       A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: DANIEL K. SPIEGELMAN, CV THERAPEUTICS, INC. 3172 PORTER DRIVE, PALO ALTO, CA 94304.

                                          -----------------------------
                                          COMPANY #
                                          CONTROL #
                                          -----------------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY:

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until noon on December 11, 2000.

- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

-    Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/cvtx/ -- QUICK *** EASY *** IMMEDIATE

- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until noon on December 11, 2000.

- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to CV Therapeutics, Inc., c/o Shareowner Services-TM-, P.O. Box 64873, St. Paul, MN 55164-0873.


                 MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 1.

1.   To  approve and adopt an amendment to the Company's           / / For    / / Against        / / Abstain
     Amended and Restated Certificate of Incorporation to
     increase the total number of authorized shares of the
     Company's common stock, par value $0.001 per share
     ("Common Stock"), from Thirty Million (30,000,000) to
     Eighty Five Million (85,000,000).


                             PLEASE FOLD HERE


Address Change? Mark Box / /                                       Please vote, date and promptly return this proxy
Indicate changes below:                                            in the enclosed return envelope which is postage
                                                                   prepaid if mailed in the United States.

                                                                   Dated:
                                                                         ------------------------------------------

                                                                         ------------------------------------------

                                                                         ------------------------------------------



                                                                   Signature(s) in Box
                                                                   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON.
                                                                   IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR
                                                                   MORE PERSONS, EACH SHOULD SIGN. EXECUTORS,
                                                                   ADMINISTRATORS, TRUSTEES, GUARDIANS AND
                                                                   ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF
                                                                   SIGNER IS A CORPORATION, PLEASE GIVE FULL
                                                                   CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER
                                                                   SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP,
                                                                   PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED
                                                                   PERSON.


                             CV THERAPEUTICS, INC.

                        SPECIAL MEETING OF STOCKHOLDERS

                           TUESDAY, DECEMBER 12, 2000
                                   9:00 A.M.

                   3172 PORTER DRIVE, PALO ALTO, CALIFORNIA













CV THERAPEUTICS, INC.                                                      PROXY
--------------------------------------------------------------------------------



PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 12, 2000

The undersigned hereby appoints Louis G. Lange, M.D., Ph.D. and Daniel K. Spiegelman, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of CV Therapeutics, Inc. which the undersigned may be entitled to vote at the Special Meeting of Stockholders of CV Therapeutics, Inc. to be held at 3172 Porter Drive, Palo Alto, California on Tuesday, December 12, 2000 at 9:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.


                       SEE REVERSE FOR VOTING INSTRUCTIONS.